Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

MN RAINIER INTERMEDIATE FIXED INCOME FUND
(Original Shares – RIMFX)
(Institutional Shares – RAIFX)

SUPPLEMENT DATED MARCH 2, 2017 TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION DATED JULY 29, 2016

Manning & Napier Advisors, LLC (“Manning”), the investment advisor to the MN Rainier Intermediate Fixed Income Fund (the “Fund”), has recommended, and the Board of Trustees of Rainier Investment Management Mutual Funds has approved, the liquidation and termination of the Fund.

The liquidation is expected to occur as of the close of business on May 1, 2017.

Effective March 3, 2017 or shortly thereafter, the Fund will no longer accept new shareholders.  Existing shareholders will be able to continue to purchase shares until March 24, 2017.  In addition, Manning will cease actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents on or before April 24, 2017.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus any time before the liquidation of the Fund.  Accounts not redeemed by May 1, 2017 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor before April 28, 2017 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

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Please retain this supplement for future reference.

March 2, 2017